UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ScanSource, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting To Be Held on December 10, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Annual Meeting and Proxy Statement and Annual Report to Shareholders are available at: http://www.viewproxy.com/SCSC/2024

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 2, 2024 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Shareholders of ScanSource:

Notice is hereby given that the Annual Meeting of Shareholders of ScanSource, Inc. will be held on December 10, 2024 at ScanSource, Inc., 6 Logue Court, Greenville, South Carolina 29615, at 9:00 A.M. Eastern Standard Time for the following purposes:

1.	Election of Directors:

	1a. Michael L. Baur	1b. Peter C. Browning	1c. Frank E. Emory, Jr.	1d. Charles A. Mathis
	1e. Vernon J. Nagel	1f. Dorothy F. Ramoneda	1g. Jeffrey R. Rodek	1h. Elizabeth O. Temple

2.	Advisory vote to approve the Company’s named executive officer compensation.

3.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

4.	Approval of the 2024 Omnibus Incentive Compensation Plan.

The Board of Directors Recommends a Vote FOR All Nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet.

Proxy materials for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://viewproxy.com/SCSC/2024. Have the 11 digit control number available when you access the website and follow the instructions.
1-877-777-2857 TOLL FREE

requests@viewproxy.com

*  If requesting proxy materials by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials.

You must use the 11 digit control number located in the box below.

CONTROL NO.

6 Logue Court

Greenville, South Carolina 29615

The following proxy materials are available to you to review at: www.viewproxy.com/SCSC/2024

●	Annual Report
●	Notice of Annual Meeting and Proxy Statement

Instructions on how to obtain directions to the meeting can be found in the Proxy Statement.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy of proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Internet and telephone voting is available through 11:59 P.M. Eastern Standard Time on December 9, 2024.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 toll free

or

By logging onto www.viewproxy.com/SCSC/2024

or

By e-mail at: requests@viewproxy.com

Please include the company name and your control number in the subject line.